SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

J.B. HUNT TRANSPORT SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JBHT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Our Annual Meeting of Stockholders was held on April 23, 2020. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. The following five matters were included in our proxy dated March 12, 2020 and were voted upon at the annual meeting. Final vote tabulations are indicated below:

1.	To elect Directors for a term of one (1) year:

	For	Against	Abstain	Non Votes

Douglas G. Duncan	93,274,439	1,523,519	160,803	5,557,650
Francesca M. Edwardson	93,639,509	1,209,852	109,400	5,557,650
Wayne Garrison	90,354,888	4,390,628	213,245	5,557,650
Sharilyn S. Gasaway	92,833,914	2,007,682	117,165	5,557,650
Gary C. George	88,255,401	6,541,987	161,373	5,557,650
Bryan Hunt	85,697,124	9,049,787	211,850	5,557,650
Gale V. King	93,840,680	975,284	142,797	5,557,650
John N. Roberts, III	92,952,021	1,728,519	278,221	5,557,650
James L. Robo	87,194,665	7,653,784	110,312	5,557,650
Kirk Thompson	89,925,005	4,822,890	210,866	5,557,650

2.	To consider and approve an advisory resolution regarding the Company’s compensation of its named executive officers:

For	93,150,819
Against	1,629,233
Abstain	178,709
Non Votes	5,557,650

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2020 calendar year:

For	99,211,070
Against	1,221,857
Abstain	83,484
Non Votes	-

4.
To consider and vote upon a stockholder proposal requesting the Company to prepare and disclose a report of the Company's political contributions policy and political contributions made by the Company:

For	50,285,393
Against	44,322,756
Abstain	350,612
Non Votes	5,557,650

5.	To consider and vote upon a stockholder proposal requesting the Company to prepare and disclose a report describing if and how the Company plans to reduce its total contribution to climate change:

For	51,531,779
Against	43,037,870
Abstain	389,112
Non Votes	5,557,650

No additional business or other matters came before the meeting or any adjournment thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 24th day of April 2020.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts, III
John N. Roberts, III
President and Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ John Kuhlow
John Kuhlow
Senior Vice President, Controller,
Chief Accounting Officer, and Interim
Chief Financial Officer
(Principal Financial Officer)